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EXHIBIT 99b

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Twin Disc, Incorporated (the "Company") on Form 10-Q for the fiscal quarter ending September 30, 2002, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, James O. Parrish, Vice President - Finance, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with Section 13(a) of the Securities Exchange Act of 1934, and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 14, 2002                  /s/ JAMES O. PARRISH
                                   James O. Parrish
                                   Vice President - Finance, Treasurer,
                                   Chief Financial Officer